UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2016

Seventy Seven Energy Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36354	45-3338422
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

777 N.W. 63rd Street Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)
(405) 608-7777
(Registrant’s telephone number, including area code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;
Transfer of Listing.
On January 18, 2016, Seventy Seven Energy Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that it was not in compliance with the continued listing standards applicable to the Company set forth in Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s common stock was less than $1.00 over a consecutive 30-trading-day period.
The Company has notified the NYSE that it intends to cure the deficiency and return to compliance with the NYSE’s continued listing requirements. The Company can regain compliance if, during the six-month period following receipt of the NYSE notice, the Company’s common stock has a closing share price and a 30-trading-day average closing share price on the NYSE of at least $1.00 on the last trading day of any calendar month or on the last day of the cure period.
Subject to the Company’s compliance with other continued listing requirements, the Company’s common stock will continue to be traded on the NYSE during the six-month cure period.
The NYSE notification does not affect the Company’s business operations or its U.S. Securities and Exchange Commission reporting requirements and does not cause an event of default under any of the Company’s debt agreements.
If the Company’s common stock ultimately were to be delisted for any reason, including failure to regain compliance with Section 802.01C of the NYSE Listed Company Manual, it could negatively impact the Company by, among other things, (i) reducing the liquidity and market price of the Company’s common stock; (ii) reducing the number of investors willing to hold or acquire the Company’s common stock, which could further harm the performance of the Company’s common stock and negatively impact the Company’s ability to raise equity financing; and (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby limiting the Company’s access to the public capital markets.
Item 7.01 Regulation FD Disclosure.
On January 21, 2016, the Company issued a press release announcing that it had received the notice of noncompliance with the NYSE continued listing standards. A copy of this press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference in the registration statement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press release by Seventy Seven Energy Inc. dated January 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 21, 2016		SEVENTY SEVEN ENERGY INC.
	By:	/s/ Cary Baetz
Cary Baetz
Chief Financial Officer and Treasurer

Exhibits Index

Exhibit Number	Exhibit Description
99.1	Press release by Seventy Seven Energy Inc. dated January 21, 2016.